UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

Surface Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38459	46-5543980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hampshire Street, 8th Floor

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

(617) 714-4096

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SURF	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 6, 2023, Surface Oncology, Inc. (the “Company”) received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock (the “Common Stock”) has been below the minimum $1.00 per share required for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial period of 180 calendar days, or until July 5, 2023 (the “Compliance Date”), to regain compliance with Rule 5550(a)(2).

On June 28, 2023, the Company applied to transfer the listing of the Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market (the “Transfer”). On July 6, 2023, Nasdaq notified the Company that the Transfer was approved, and that, in connection with the Transfer, the Company was eligible for an additional 180 calendar day period, or until January 2, 2024 (the “Extended Compliance Date”), to regain compliance with Rule 5550(a)(2). Effective at the opening of business on July 10, 2023, the Common Stock will be transferred to the Nasdaq Capital Market. The Common Stock will continue to trade under the symbol “SURF.” The Nasdaq Capital Market operates in substantially the same manner as the Nasdaq Global Market, but with less stringent listing requirements, although listed companies must meet certain financial requirements and comply with Nasdaq’s corporate governance requirements.

The Company intends to continue to monitor the closing bid price of the Common Stock and will consider available options, including a reverse stock split, to regain compliance with Rule 5550(a)(2). There can be no assurance that the Company will be able to regain compliance with Rule 5550(a)(2) or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surface Oncology, Inc.

Date: July 7, 2023	By:	/s/ Jessica Fees
	Name:	Jessica Fees
	Title:	Chief Financial Officer